Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
On July 24, 2017, the Company announced that APX intends to offer, subject to market and other conditions, up to $400 million aggregate principal amount of its senior notes in a private placement. On July 27, 2017, APX priced $400 million aggregate principal amount of its 7.625% Senior Notes due 2023 (the “2023 Notes”) at par. APX intends to use the net proceeds from the 2023 Notes offering to redeem $150 million aggregate principal amount of the outstanding 2019 notes and pay the related accrued interest and redemption premium, and to pay all fees and expenses related thereto and any remaining net proceeds for general corporate purposes, including the repayment of outstanding borrowings under the Company’s revolving credit facility. The partial redemption of the 2019 notes is conditioned on the consummation of the 2023 Notes offering. The offering is expected to close on or about August 10, 2017. The indenture governing the 2023 Notes is expected to contain covenants similar to those applicable to APX’s existing 2020 Notes. No assurances may be given that these transactions will be completed on the timeline, in the amount, or on the terms presently contemplated by the Company or at all. Blackstone Advisory Partners L.P. participated as one of the initial purchasers in the offering of the 2023 Notes.